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                                                                    EXHIBIT 10.9

                                    GUARANTY

          GUARANTY dated as of February 20, 2000 by EWDB North America, Inc., a Delaware corporation (the "Guarantor") and wholly-owned subsidiary of Havas Advertising ("Parent"), in favor of Snyder Communications, Inc. (the "Guarantied Party").

                             W I T N E S S E T H:

          WHEREAS, pursuant to the Agreement and Plan of Merger dated as of February 20, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Merger Agreement"; capitalized terms defined therein and used herein having the meanings given to them in the Merger Agreement) among Parent, HAS Acquisition Corp. (the "Merger Subsidiary") and the Guarantied Party whereby Merger Subsidiary shall be merged with and into the Guarantied Party (the "Merger"), Parent has agreed to pay to the Guarantied Party the sum of $85,000,000 in the event the Merger Agreement is terminated under certain circumstances as provided in Article 7 thereof; and

          WHEREAS, the Guarantor is an indirect wholly owned subsidiary of Parent; and

          WHEREAS, the Guarantor will receive substantial direct and indirect benefits from the Merger Agreement; and

          WHEREAS, it is a condition to the Merger Agreement that the Guarantor execute and deliver this Guaranty for the benefit of the Guarantied Party;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.  Guaranty.
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          (a)  To induce the Guarantied Party to enter into the Merger
Agreement, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment, if any, when due of the obligations of Parent under Section 7.03 of the Merger Agreement (the "Obligations"), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable
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or unenforceable as against the Parent, now or hereafter existing, including the amount of such payment and all fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

          (b) The Guarantor further agrees that, if any payment made by Parent or any other person and applied to the obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, the Guarantor's liability hereunder shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this Guaranty shall have been cancelled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment.

          Section 2.  Limitation of Guaranty. Any term or provision of this
                      ----------------------
Guaranty to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which the Guarantor shall be liable shall not exceed the maximum amount for which the Guarantor can be liable without rendering this Guaranty subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent Transfer Laws"), in each case after giving effect (a) to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Gaurantor in respect of intercompany indebtedness to Parent to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder) and (b) to the value as assets of the Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by the Guarantor pursuant to (i) applicable law or (ii) any other agreement providing for an equitable allocation among the Guarantor and other subsidiaries or affiliates of Parent of obligations arising under this Guaranty.

          Section 3.  Authorization; Other Agreements. The Guaranteed Party is
                      -------------------------------
hereby authorized, without notice to or demand upon the Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

          (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part to them, or otherwise modify, amend or change the terms of the Merger Agreement;

                                       2
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          (b)  waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including the Merger Agreement) now or hereafter executed by Parent and delivered to the Guarantied Party or any of them;

          (c)  accept partial payments on the Obligations;

          (d) receive, take and hold security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

          (e) settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;

          (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with Parent or any other guarantor, maker or endorser; or

          (g) refund at any time any payment received by the Guarantied Party in respect of any of the Obligations, and payment to the Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor hereunder in respect of the amount so refunded;

even if any right of reimbursement or subrogation or other right or remedy of the Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Obligations which impairs any subrogation, reimbursement or other right of the Guarantor).

          Section 4.  Guaranty Absolute and Unconditional. The Guarantor hereby
                      -----------------------------------
agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

          (a) the invalidity or unenforceability of any Parent's obligations under the Merger Agreement or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;
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          (b)  the absence of any attempt to collect the Obligations or any part of them from Parent or other action to enforce the same;

          (c) failure by the Guarantied Party to take any steps to perfect and maintain any lien on, or to preserve any rights to, any collateral;

          (d) the Guarantied Party's election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

          (e) any borrowing or grant of a lien by Parent, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

          (f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Guarantied Party's claim (or claims) for repayment of the Obligations;

          (g)  any use of cash collateral under Section 363 of the Bankruptcy
Code;

          (h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

          (i) the avoidance of any lien in favor of the Guarantied Party or any of them for any reason;

          (j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Parent, the Guarantor or any of the Parent's other subsidiaries, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Obligations (or any part of them or interest thereon) in or as a result of any such proceeding;

          (k) failure by the Guarantied Party to file or enforce a claim against Parent or its estate in any bankruptcy or insolvency case or proceeding; or

          (l) any action taken by the Guarantied Party that is authorized hereby;

          (m) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.

          Section 5.  Waivers. The Guarantor hereby waives diligence,
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promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the
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Obligations or any part of them, and any defense arising by reason of any disability or other defense of Parent. The Guarantor shall not, until the Obligations are irrevocably paid in full and the Merger Agreement has been terminated, assert any claim or counterclaim it may have against Parent or set off any of its obligations to Parent against any obligations of Parent to it. In connection with the foregoing, the Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

          Section 6.  Reliance. The Guarantor hereby assumes responsibility for
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keeping itself informed of the financial condition of Parent and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that the Guarantied Party shall have no duty to advise the Guarantor of information known to it regarding such condition or any such circumstances.

          Section 7.  Waiver of Subrogation and Contribution Rights. Until the
                      ---------------------------------------------
Obligations have been irrevocably paid in full and the Merger Agreement has been terminated, the Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against the Parent or any right of reimbursement or contribution or similar right against Parent by reason of this Agreement or by any payment made by the Guarantor in respect of the Obligations.

          Section 8.  Irrevocability. This Guaranty shall be irrevocable as to
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any and all of the Obligations until the Merger Agreement has been terminated and all monetary Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled.

          Section 9.  Enforcement; Amendments; Waivers. No delay on the part of
                      --------------------------------
the Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Merger Agreement or otherwise with respect to all or any part of the Obligations, or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Guarantied Party, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver. Failure by the Guarantied Party at any time or times hereafter to require strict performance by Parent, the Guarantor, any other guarantor of all or any part of the Obligations or any other person of any of the provisions, warranties, terms and conditions contained in the Merger Agreement now or at any time or times hereafter executed by such Persons and delivered to the Guarantied Party shall not waive, affect or diminish any right of the Guarantied Party at any time or times hereafter to
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demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Guarantied Party, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to Parent or the Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Merger Agreement. Any determination by a court of competent jurisdiction of the amount owing by Parent to a Guarantied Party shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

          Section 10.   Successors and Assigns. This Guaranty shall be binding
                        ----------------------
upon the Guarantor and upon the successors and assigns of the Guarantor and shall inure to the benefit of the Guarantied Party and its respective successors and assigns; all references herein to Parent and to the Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantor and Parent shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

          Section 11.   Governing Law. This Guaranty and the rights and
                        -------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          Section 12.   Jurisdiction; Service of Process.
                        --------------------------------

          (a) Any legal action or proceeding with respect to this Guaranty, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          (b) The Guarantor hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Guaranty by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to the Guarantor care of Parent at the Parent's address specified in the Merger Agreement. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
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          (c)  Nothing contained in this Section 12 shall affect the right of the Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

          Section 13. Waiver of Jury Trial. Each of the Guarantied Party and the
                      --------------------
Guarantor irrevocably waives trial by jury in any action or proceeding with respect to this Guaranty.

          Section 14. Notices. Any notice or other communication herein required
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or permitted shall be given as provided in the Merger Agreement and, in the case of the Guarantor, to the Guarantor in care of Parent.

          Section 15. Severability. Wherever possible, each provision of this
                      ------------
Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          Section 16. Costs and Expenses. The Guarantor agrees to pay or
                      ------------------
reimburse the Guarantied Party upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including costs of settlement), incurred by the Guarantied Party in enforcing this Guaranty or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

          Section 17. Waiver. The Guarantor hereby irrevocably and
                      ------
unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damage in any legal action or proceeding in respect of this Guaranty.

          Section 18. Entire Agreement. This Guaranty represents the entire
                      ----------------
agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.



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          IN WITNESS WHEREOF, this Guaranty has been duly executed by the
Guarantor as of the day and year first set forth above.


                                        EWDB NORTH AMERICA, INC.

                                        By: /s/ Robert Parker
                                            ------------------------
                                            Name:
                                            Title:

Acknowledged and agreed to
as of the date first above written:

SNYDER COMMUNICATIONS, INC.

By: /s/ A. Clayton Perfall
    -------------------------
    Name:  C. Perfall
    Title: CFO

                          Signature Page to Guaranty